SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

                       UNDER SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: January 10, 2000
                      (Date of Earliest Event Reported)

                      MACE SECURITY INTERNATIONAL, INC.
            (Exact name of Registrant as Specified in its Charter)

                                   Delaware
                           (State of Incorporation)

                                   0-22810
                           (Commission File Number)

                                  03-0311630
                      (IRS Employer Identification No.)

        1000 Crawford Place, Suite 400, Mount Laurel, New Jersey 08054
                   (Address of Principal Executive Offices)

                                (856) 778-2300
                       (Registrant's Telephone Number)

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ITEM 4. Change in Registrant's Certifying Accountant.

The firm of Ernst & Young LLP has served as the independent accountants of Mace Security International, Inc. and subsidiaries (the "Company") since May of 1999 and have issued an opinion with respect to the audit of the consolidated balance sheet of the Company as of December 31, 1998 and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the two years in the period ended December 31, 1998, as restated for three pooling of interest acquisitions completed in 1999. On January 10, 2000, the Company was advised by a letter dated January 7, 2000 that Ernst & Young LLP resigned as the Company's independent accountants as a result of a business conflict.

The reports of Ernst & Young LLP on the Company's consolidated financial statements as restated for the two years ended December 31, 1998 did not contain any adverse opinion or disclaimer of opinion, or modification or qualification as to uncertainty, audit scope or accounting principles. In connection with its audits for the two most recent years and for the interim period through January 10, 2000, there have been no disagreements between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to make reference thereto in their report on the Company's consolidated financial statements for such years. During the two most recent years and through September 30, 1999, there have been no reportable disagreements or events (as defined in Item 304(a)(1)(iv) of Regulation S-B of the Securities and Exchange Commission (the "Commission")). Ernst & Young LLP confirmed to the Company that their relationship was being ceased as a result of a business conflict as a result of pending litigation between two clients and the focus of part of that litigation on financial statements of another client that Ernst & Young LLP audited.

The Company has provided Ernst & Young LLP with a copy of the above statements and has requested that Ernst & Young LLP furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter dated February 11, 2000 is included in this Report as Exhibit 16.

The Company has selected the international accounting firm of Grant Thornton LLP to serve as the Company's new independent accountants. Grant Thornton LLP has not consulted or performed any work for the Company in the last two years.

ITEM 7.

        (c) Exhibits.

        Exhibit Number      Description of Exhibit

        Exhibit 16          Letter dated February 11, 2000 of Ernst & Young LLP

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MACE SECURITY INTERNATIONAL, INC.

Date: February 11, 2000              By: /s/ Gregory M. Krzemien
                                         -----------------------

                                         Gregory M. Krzemien
                                         Chief Financial Officer and Treasurer

                                      3

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                                EXHIBIT INDEX

Exhibit Number              Description of Exhibit

     16                     Letter dated February 11, 2000 of Ernst & Young LLP

                                                                     Exhibit 16

February 11, 2000

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We have read Item 4 of Form 8-K/A dated February 11, 2000 of Mace Security International, Inc. and are in agreement with the statements contained in the first three paragraphs on page 2 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

                                                          /s/ Ernst & Young LLP